SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2006

REPUBLIC PROPERTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-32699	203241867
(State or other	(Commission File	(IRS Employer Identification
jurisdiction	Number)	Number)
of incorporation)

1280 Maryland Avenue, SW
Suite 1280
Washington, D.C.		20024
(Address of principal executive offices)		(Zip Code)

(202) 863-0300

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

By unanimous written consent on January 13, 2006, the Board of Trustees of Republic Property Trust (the “Company”) appointed Ronald J. Kramer to serve as an independent member of the Company’s Board of Trustees.  The appointment of Mr. Kramer increases the size of the Company’s Board of Trustees to seven, a majority of which are independent.  Mr. Kramer will serve as a member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee of the Board of Trustees.

Mr. Kramer has served as President and as a Director of Wynn Resorts, Limited, a publicly-traded casino resort developer, since 2002.  Mr. Kramer was formerly a Managing Director of Dresdner Kleinwort Wasserstein, an investment banking firm, and its predecessor, Wasserstein Perella & Co., from 1999 until 2001.  Mr. Kramer is also a member of the Boards of Directors of Monster Worldwide, Inc., a recruitment advertising company, Griffon Corporation, a manufacturing company, and Lakes Entertainment, Inc., a casino management and development company.  In addition, he has served as a Director of the Mt. Sinai Children’s Center Foundation since 1999.  Mr. Kramer holds a Bachelor of Science degree from the Wharton School of the University of Pennsylvania and a Master of Business Administration from New York University.

There is no arrangement or understanding between Mr. Kramer and any other persons pursuant to which he was selected as a member of our Board of Trustees.  In addition, there is no transaction between Mr. Kramer and the Company that would require disclosure pursuant to Item 404(a) of Regulation S-K.  Mr. Kramer is not related to Richard L. Kramer, the Company’s Chairman of the Board.

A copy of the Company’s press release announcing the appointment of Mr. Kramer to the Board of Trustees is furnished as Exhibit 99.1 to this current report on Form 8-K.  The information furnished in Exhibit 99.1 shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 8.01.              Other Events.

By unanimous written consent on January 13, 2006, the Board of Trustees of the Company declared a pro rata quarterly cash dividend of $0.027 per common share for the period commencing upon completion of its initial public offering on December 20, 2005 and ending on December 31, 2005.  The dividend is payable on February 7, 2006 to shareholders of record on January 24, 2006.  The Company’s common shares will begin trading ex-dividend on January 20, 2006.  This initial pro rated distribution is based on a distribution of $0.206 per common share for a full quarter. A copy of the Company’s press release announcing the pro rata quarterly cash dividend is furnished as Exhibit 99.2 to this current report on Form 8-K. The information contained in this item, including Exhibit 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01.              Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired.

None.

(b)   Pro Forma Financial Information.

None.

(c)   Shell Company Transactions.

None.

(d)   Exhibits.

The following exhibits contained in this current report on Form 8-K shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Exhibit No.

99.1	Press Release, dated January 13, 2006 (Appointment of New Trustee)
99.2	Press Release, dated January 13, 2006 (Declaration of Pro-Rated Quarterly Distribution)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Republic Property Trust

Date: January 13, 2006	By:	/s/ Mark R. Keller
Mark R. Keller
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.

99.1	Press Release, dated January 13, 2006 (Appointment of New Trustee)
99.2	Press Release, dated January 13, 2006 (Declaration of Pro-Rated Quarterly Distribution)